Supplement dated September 20, 2011 to

Evermore Funds Trust

Statement of Additional Information dated April 30, 2011

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated April 30, 2011.

Replacement of Fund Counsel
Effective September 20, 2011, Drinker Biddle & Reath LLP, located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, was approved by the Board of Trustees to replace Howard & Majewski, LLP as counsel to Evermore Funds Trust (the “Trust”).  Accordingly, all references to Howard & Majewski are, therefore, removed from the SAI.

Resignation of William L. Richter as Trustee
Effective September 13, 2011, William L. Richter has resigned as Trustee of the Trust.  All references to Mr. Richter, therefore, are removed from the SAI.

Short Sales
In the section entitled “INVESTMENT STRATEGIES AND RISKS,” the following replaces the sixth paragraph under the “Short Sales” disclosure on page 25 of the SAI:

“While the Funds are not limited in the amount or value of securities they may sell short, neither Fund currently intends to engage in short sale transactions (other than short sales against the box) if, after giving effect to such sales, the market value of all securities sold short exceeds 10% of the value of its total assets.”

*           *           *           *           *

Please retain this supplement for future reference.